SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: July 30, 2004
                      (Date of earliest event reported)

   Commission        Registrant; State of Incorporation;      I.R.S. Employer
   File Number       Address; and Telephone Number            Identification No.

     1-3525       AMERICAN ELECTRIC POWER COMPANY, INC.           13-4922640
                  (A New York Corporation)
                  1 Riverside Plaza
                  Columbus, Ohio 43215
                  Telephone (614) 716-1000


Item 7.     Financial Statements and Exhibits.

The Exhibit Index on page 3 is incorporated herein by reference.

Item 9.     Regulation FD Disclosure

      The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release of American Electric Power Company, Inc. regarding the sale of Fiddler's Ferry and Ferrybridge, two coal-fired power plants in the United Kingdom, and a number of related commodities contracts to Scottish and Southern Energy plc.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


July 30, 2004


                                EXHIBIT INDEX

Exhibit No.             Description

99 Press Release issued by American Electric Power Company, Inc., dated July 30, 2004.



AEP sells UK generation, related contracts to Scottish and Southern Energy plc

Friday, July 30, 2004
AEP News Release

AEP Friday sold two coal-fired power plants in the United Kingdom and a number of related commodities contracts to Scottish and Southern Energy plc for $456 million.

Scottish and Southern is one of the largest energy suppliers in the United Kingdom, serving more than 3 million electricity customers and 1.5 million gas customers in England, Scotland and Wales.

Included in the transaction are:

o Fiddler's Ferry, a four-unit, 2,000-megawatt station on the River Mersey in northwest England, approximately 200 miles from London

o Ferrybridge, a four-unit, 2,000-megawatt station on the River Aire in northeast England, approximately 200 miles from London

o Commodity contracts, including electricity sales contracts, coal purchase and sales contracts and freight contracts with a number of different market counterparties for varying contract periods

The total consideration includes $248 million for the generating units and related stocks at the generating units and $208 million for the commodities contracts. The divestiture will result in a gain for AEP, which will be recorded in the third quarter of 2004.

Proceeds from the sale will be used to reduce debt and strengthen AEP's balance sheet.

This transaction substantially completes AEP's exit from the UK market.

AEP has previously recorded pre-tax impairments totaling approximately $1.1 billion on its UK assets and since fourth-quarter 2003 has accounted for its UK business as part of discontinued operations. AEP acquired Fiddler's Ferry and Ferrybridge from Edison Mission Energy, a subsidiary of Edison International, in December 2001 for approximately $960 million.

"This transaction is the most important in our plan to shed non-strategic assets and focus on our core domestic utility operations," said Michael G. Morris, AEP's chairman, president and chief executive officer. "Although we've completed the sale of smaller assets this year that don't fit our long-term strategy, many who follow our company have identified the sale of the UK generation as the transaction necessary to move us closer to the performance and stability valued by investors.

"We're pleased at the value we received for these plants in a very difficult UK energy marketplace," Morris said. "This sale removes operations that have been a drain on earnings and resources. We still have some smaller assets on the market, including natural gas storage in Louisiana and a 50-percent interest in a power plant in Mexico. But it's clear that our strategic focus is on what we do best: operating our transmission and distribution grid and the nation's largest generation fleet to provide reliable, affordable electricity to our customers and to others in the wholesale market."

Lexicon Partners and Citigroup advised AEP on the UK transaction.

So far this year, AEP's plan to divest non-strategic assets has resulted in the sale of its interest in the Pushan Power Plant in China, approximately 2,000 miles of natural gas gathering and transmission pipelines in Louisiana and five gas processing facilities that straddle the system, the mining operations of AEP Coal, and ownership interests in two independent power plants in Florida and one in Colorado with closing on the sale of a second Colorado plant expected soon. In separate divestiture activity necessary to comply with stranded cost recovery regulations in Texas, AEP has completed the sale of certain generation assets within AEP Texas Central Company, including eight natural gas plants, one coal-fired plant and one hydro plant.

With the sale of the UK assets, AEP has received approximately $1.1 billion for divestitures in 2004, which is being used to reduce debt and strengthen the balance sheet.

This report made by AEP and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its registrant subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: electric load and customer growth; weather conditions; available sources and costs of fuels; availability of generating capacity and the performance of AEP's generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; new legislation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for environmental compliance); oversight and/or investigation of the energy sector or its participants; resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP's ability to reduce its operation and maintenance costs; the success of disposing of investments that no longer match AEP's business model; AEP's ability to sell assets at acceptable prices and on other acceptable terms; international and country-specific developments affecting foreign investments including the disposition of any foreign investments; the economic climate and growth in AEP's service territory and changes in market demand and demographic patterns; inflationary trends; AEP's ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas, and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP's ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt and preferred stock; volatility and changes in markets for electricity, natural gas, and other energy-related commodities; changes in utility regulation, including the establishment of a regional transmission structure; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP's pension plan; prices for power that AEP generates and sells at wholesale; changes in technology and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.
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